                                                                    exhibit 10.5



                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of April 1, 2001, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and David R. Cichy ("Executive").

         WHEREAS, the Company employs Executive as a Regional Operations Vice President (ROVP); and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on April 1, 2001, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of April 1, 2001, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as Regional Operations Vice President (ROVP). Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote substantially all of his business time and best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $152,999, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4. BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                  (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                   (C) Executive's being under the influence of
                           illegal drugs or alcohol while performing his duties hereunder;

                                   (D) Any other act or omission which is
                           materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                   (E) Executive's breach of the provisions of
                           Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii) "Disability" shall mean Executive's inability,
as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title and/or job responsibilities are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9. NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:

                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).

                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                     ___________________________________________
                                     David R. Cichy
                                     Executive


                                     BRAND SERVICES, INC.


                                     By: _______________________________________
                                     Name: David Jaffe
                                     Title: Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of April 1, 2001, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and Scott M. Robinson ("Executive").

         WHEREAS, the Company employs Executive as a Regional Operations Vice President (ROVP); and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on April 1, 2001, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of April 1, 2001, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as Regional Operations Vice President (ROVP). Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote substantially all of his business time and best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $161,288, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4.       BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                 (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                    (C) Executive's being under the influence of
                           illegal drugs or alcohol while performing his duties hereunder;

                                    (D) Any other act or omission which is
                           materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                    (E) Executive's breach of the provisions of
                           Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii)     "Disability" shall mean Executive's
inability, as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title and/or job responsibilities are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9.      NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:

                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).

                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                  ______________________________________________
                                  Scott M. Robinson
                                  Executive


                                  BRAND SERVICES, INC.


                                  By: __________________________________________
                                  Name: David Jaffe
                                  Title: Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of April 1, 2001, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and James M. McGee ("Executive").

         WHEREAS, the Company employs Executive as a Regional Operations Vice President (ROVP); and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on April 1, 2001, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of April 1, 2001, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as Regional Operations Vice President (ROVP). Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote substantially all of his business time and best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $155,825, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4.       BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                  (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                    (C) Executive's being under the influence of
                            illegal drugs or alcohol while performing his duties hereunder;

                                    (D) Any other act or omission which is
                            materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                    (E) Executive's breach of the provisions of
                            Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii)     "Disability" shall mean Executive's
inability, as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title and/or job responsibilities are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9.      NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:

                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).

                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                    ____________________________________________
                                    James M. McGee
                                    Executive


                                    BRAND SERVICES, INC.


                                    By: ________________________________________
                                    Name: David Jaffe
                                    Title: Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of April 1, 2001, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and Jeffrey W. Peterson ("Executive").

         WHEREAS, the Company employs Executive as a VP, Finance and CFO; and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on April 1, 2001, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of April 1, 2001, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as VP, Finance and CFO. Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote substantially all of his business time and best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $140,000, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4.       BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment

Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under
Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                  (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                    (C) Executive's being under the influence of
                           illegal drugs or alcohol while performing his duties hereunder;

                                    (D) Any other act or omission which is
                           materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                    (E) Executive's breach of the provisions of
                           Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii) "Disability" shall mean Executive's inability,
as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the

Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title and/or job responsibilities are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9.      NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:

                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).

                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                     ___________________________________________
                                     Jeffrey W. Peterson
                                     Executive


                                     BRAND SERVICES, INC.


                                     By: _______________________________________
                                     Name: David Jaffe
                                     Title: Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of April 1, 2001, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and Raymond L. Edwards ("Executive").

         WHEREAS, the Company employs Executive as a Vice President, Administration; and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on April 1, 2001, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of April 1, 2001, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as Vice President, Administration. Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote substantially all of his business time and best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $163,152, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4.       BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment

Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under
Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                  (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                    (C) Executive's being under the influence of
                           illegal drugs or alcohol while performing his duties hereunder;

                                    (D) Any other act or omission which is
                           materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                    (E) Executive's breach of the provisions of
                           Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii)      "Disability" shall mean Executive's
inability, as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the

Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title and/or job responsibilities are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9.      NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:

                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).

                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                      __________________________________________
                                      Raymond L. Edwards
                                      Executive


                                      BRAND SERVICES, INC.


                                      By: ______________________________________
                                      Name: David Jaffe
                                      Title: Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of April 1, 2001, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and Guy S. Huelat ("Executive").

         WHEREAS, the Company employs Executive as a Vice President, Resource Management; and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on April 1, 2001, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of April 1, 2001, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as Vice President, Resource Management. Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote substantially all of his business time and best efforts to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $153,545, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4.       BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                  (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                    (C) Executive's being under the influence of
                           illegal drugs or alcohol while performing his duties hereunder;

                                    (D) Any other act or omission which is
                           materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                    (E) Executive's breach of the provisions of
                           Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii) "Disability" shall mean Executive's inability,
as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title and/or job responsibilities are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9.      NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:

                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).

                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                      __________________________________________
                                      Guy S. Huelat
                                      Executive


                                      BRAND SERVICES, INC.


                                      By: ______________________________________
                                      Name: David Jaffe
                                      Title: Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT dated as of January 1, 2002, by and between Brand Services, Inc., a Delaware Corporation (the "Company") and Ian R. Alexander ("Executive").

         WHEREAS, the Company employs Executive as a VP, Business Development;
and

         WHEREAS, the Company and Executive desire to continue the Executive's employment by the Company and to enter into an agreement (the "Agreement") embodying certain terms of Executive's future employment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. AGREEMENT TERM. Executive's continued employment by the Company shall commence on January 1, 2002, and shall, unless extended as set forth below, terminate on March 31, 2003 (the "Expiration Date"). Executive's employment shall be automatically extended on a year to year basis following the Expiration Date, unless a written notice to terminate is given by the Company to Executive not less than thirty (30), nor more than sixty (60), days prior to the scheduled expiration date. Upon the occurrence of a change of control of more than fifty percent (50%) of the common stock of the Company or its parent corporation DLJ Brand Holdings, Inc., a Delaware corporation (other than through a sale into the public markets) (hereinafter referred to as a "Change of Control"), the Expiration Date shall be automatically extended through and including the second anniversary of the effective date as of which such Change of Control is consummated, and thereafter may be further extended on a year to year basis in the manner set forth in the preceding sentence. The period commencing as of January 1, 2002, and ending on the Expiration Date, as the same may be extended from time to time hereunder, is hereinafter referred to as the "Employment Term". Notwithstanding the foregoing, the Employment Term shall terminate in any and all events upon the termination of Executive's employment hereunder as hereinafter provided.

         2. POSITIONS. During the Employment Term, executive shall serve as VP, Business Development. Executive shall report directly to the President and Chief Executive Officer of the Company (the "CEO") and shall have such duties and authority commensurate with such position as shall be determined from time to time by the CEO. Executive shall devote fifty percent (50%) of his business time and best efforts to the performance of his duties hereunder.

         3. BASE SALARY. During the Employment Term, the Company shall pay Executive a base salary (the "Base Salary") at the annual rate of not less than $101,368, payable in arrears, in accordance with the usual payment practices of the Company. Executive's Base Salary shall be subject to periodic review by the CEO and the Compensation Committee of the Board of Directors, not less frequently than annually, beginning January 1, 2002.

         4. BONUS.

                  (a) With respect to each fiscal year in the Employment Term, Executive shall be eligible for a bonus of up to 120% of his Base Salary (the "Annual Bonus") to be determined annually in accordance with the Company's annual bonus plan, as earned through the achievement of certain profitability and performance objectives which are annually developed by the CEO and as reviewed and approved by the Compensation Committee of the Board of Directors (the "Bonus Plan").

                  (b) Any Bonus payable hereunder shall be paid at or about the same time bonuses are paid to the Company's other senior executives and, in the case of the Annual Bonus, in accordance with the terms of the Bonus Plan.

         5. EMPLOYEE BENEFITS. During the Employment Term, Executive shall be entitled to participate on a basis no less favorable than other senior executives of the Company in all retirement, welfare benefit, incentive compensation, perquisite and other plans and arrangements of the Company applicable to senior executives of the Company, as in effect from time to time.

         6. BUSINESS EXPENSES. During the Employment Term, the Company shall reimburse such of Executive's travel, entertainment and other business expenses as are reasonably and necessarily incurred by Executive during the Employment Term in the performance of his duties hereunder, in accordance with the Company's policies as in effect from time to time.

         7. TERMINATION. The Employment Term may be terminated prior to its scheduled expiration for any of the reasons set forth in this Section 7 or
Section 8. Upon a termination or expiration of the Employment Term, Executive shall be entitled to the payments, if any, described in this Section 7 or
Section 8, whichever is applicable.

                  (a) FOR CAUSE BY THE COMPANY, OR BY EXECUTIVE FOR ANY REASON. The Employment Term may be terminated prior to its scheduled expiration by the Company for Cause (as defined below). In addition, the Employment Term may be terminated prior to its scheduled expiration by Executive for any reason. If the Employment Term is terminated by the Company for Cause prior to its scheduled expiration, or by Executive for any reason prior to its scheduled expiration, then Executive shall be entitled to receive his Base Salary through the date of termination, any Bonus that has been earned in accordance with Section 4 for a prior fiscal year but not yet paid and any unreimbursed business expenses, payable promptly following the later of the date of such termination and the date on which the appropriate documentation is provided. All other benefits following termination of the Employment Term pursuant to this Section 7(a) shall be determined in accordance with the plans, policies and practices of the Company.

                  (b) DEATH OR DISABILITY. The Employment Term shall terminate prior to its scheduled expiration upon Executive's death or, at the Company's election, if Executive incurs a Disability (as hereinafter defined). If the Employment Term is terminated prior to its scheduled expiration by reason of Executive's death or, at the Company's election, if Executive incurs a Disability, Executive's estate or, in the case of Executive's Disability, Executive (or such other person duly appointed by a court of competent jurisdiction to manage Executive's affairs) shall receive (i) the amounts described under Section 7(a), and subject to Executive's continued compliance with the covenants set forth in Section 9 in the event of Executive's Disability, (ii) continued payment of Base Salary through the first anniversary of the date of death or the effective date as of which Executive incurs a Disability.

                  All other benefits following termination of the Employment Term pursuant to this Section 7(b) shall be determined in accordance with the plans, policies and practices of the Company.

                  (c) BY THE COMPANY WITHOUT CAUSE. The Employment Term may be terminated prior to its scheduled expiration by the Company without Cause. If the Employment Term is terminated prior to its scheduled expiration by the Company without Cause, then subject to Executive's continued compliance with the covenants set forth in Section 9, Executive shall receive (i) the amounts described under Section 7(a); (ii) continued payment of Base Salary through the last day of the 24th month following the date of termination (the "Severance Period"); (iii) continued coverage under the Company's welfare benefit arrangements as in effect from time to time through the earlier of (A) the end of the Severance Period, and (B) such time as Executive is eligible to receive comparable welfare benefits from a subsequent employer. At the Executive's sole discretion, a lump sum amount equal to 12 months of annual Base Salary may be paid to the Executive commencing with the first day of the 13th month of the Severance Period in lieu of monthly payments remaining under the Severance Period. All other benefits following termination of the Employment Term pursuant to this Section 7(c) shall be determined in accordance with the plans, policies and practices of the Company.

                  (d) UPON SCHEDULED EXPIRATION. The Employment Term shall expire on the Expiration Date (after giving effect to any extensions set forth in Section 1 hereof). In the event the Employment Term expires, then Executive shall only be entitled to receive the amounts described in Section 7(a) above.

                  (e) DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

                           (i)      "Cause" shall mean:

                                    (A) Executive's willful and continued
                           failure substantially to perform his duties under the Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

                                    (B) An act or acts on Executive's part
                           constituting a felony under the laws of the United States or any other state thereof or any other jurisdiction in which the Company conducts business;

                                    (C) Executive's being under the influence of
                           illegal drugs or alcohol while performing his duties hereunder;

                                    (D) Any other act or omission which is
                           materially injurious to the financial condition or business reputation of the Company or any of its affiliates; or

                                    (E) Executive's breach of the provisions of
                           Section 10.

                  For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interests.

                           (ii) "Disability" shall mean Executive's inability,
as a result of physical or mental illness, to perform the duties of the position(s) specified in Section 2 for a period of 90 consecutive days or for an aggregate of 90 days in any twelve consecutive month period. Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to Executive. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

                  (f) NOTICE OF TERMINATION. Any purported termination of the Employment Term prior to its scheduled expiration by the Company or by Executive shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated.

                  (g) RELEASE. Any payments by the Company to Executive under this Section 7 or Section 8 below or in connection with any dispute arising under or in connection with this Agreement or relating to Executive's employment with the Company (including payments pursuant to arbitration as provided for in Section 11(k) hereof) will be contingent upon the execution by Executive of a release of any claims Executive may have against the Company, its affiliates or any successor to the Company, such release to be in a form satisfactory to the Company in its sole discretion.

         8. CHANGE OF TITLE, JOB RESPONSIBILITIES, WORK LOCATION, BASE SALARY AND/OR BONUS OPPORTUNITY. Notwithstanding the provisions of Section 7(a) to the contrary, from and after the occurrence of a Change of Control with respect to the Company, if Executive's title, job responsibilities, and/or work location are changed from those described in Section 2 of this Agreement, or if Executive's base salary is reduced or if Executive's opportunity to earn an annual bonus up to 120% of base salary as set forth in Section 4 is eliminated, Executive shall have the option to terminate his employment with the Company and, subject to Executive's continued compliance with the covenants set forth in
Section 9, to receive the amounts and benefits set forth in Section 7(c) of this Agreement, at the time and for the duration more particularly set forth therein.

          9.      NON-COMPETITION/CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of the Company and its affiliates and accordingly agrees that during the Employment Term and through the later of the Severance Period or twelve (12) months following the date of termination of employment:


                           (i) Executive will not directly or indirectly engage in any business which is in competition with any line of business conducted by the Company or its affiliates (including without limitation by performing or soliciting the performance of services for any person who is a customer or client of the Company or any of its affiliates) whether such engagement is as an officer, director, proprietor, employee, partner, investor (other than as holder of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor, agent, sales representative or other participant, in any geographic area in which the Company or any of its affiliates conducted any such competing line of business.

                           (ii) Executive will not directly or indirectly assist others in engaging in any of the activities in which Executive is prohibited from engaging in by clause (i) above.

                  (b) Executive will not directly or indirectly induce any employee of the Company or any of its affiliates to engage in any activity in which Executive is prohibited to engage by paragraph (a) above or to terminate his employment with the Company or any of its affiliates, and will not directly or indirectly employ or offer employment to any person who was employed by the Company or any of its affiliates unless such person shall have ceased to be employed by the Company or any of its affiliates for a period of at least 12 months.

                  (c) Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

         10. SPECIFIC PERFORMANCE AND OTHER REMEDIES. Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach of any of the provisions of Section 9 and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond and without notice to the Executive, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under any other agreement.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

                  (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and Executive. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein and therein. No provision in this Agreement may be amended unless such amendment is agreed to in writing.

                  (c) NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or the Company, as the case may be.

                  (d) SEVERABILITY. It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in
Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in Section 9 or any other restriction contained in Section 9 is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in Section 9 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. In the event that any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                  (e) ASSIGNMENT. This Agreement shall not be assignable by either party without the consent of the other party.

                  (f) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of the parties hereto. The Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (g) COMMUNICATIONS. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when faxed or delivered or two business days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed (i) to the Executive at his address then appearing in the personnel records of the Company and; (ii) to the Company at the Company's then current headquarters; or (iii) to such other address as either party may have furnished to the other in writing in accordance herewith, with such notice of change of address being effective only upon receipt.

                  (h) WITHHOLDING TAXES. The Company may withhold from any and all amounts payable under this Agreement such Federal, state, local and any other applicable taxes as may be required to be withheld pursuant to any applicable law or regulation.

                  (i) SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to assure the agreed preservation of such rights and obligations.

                  (j) REPRESENTATIONS. Each party represents and warrants to the other that he or it is fully authorized and empowered to enter into this Agreement and that the performance of his or its obligations under this Agreement will not violate any agreement between him or it and any other person or entity.

                  (k) ARBITRATION. The parties agree that all disputes arising under or in connection with this Agreement, and any and all claims by the Executive relating to his employment with the Company, including any claims of discrimination arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act or any similar federal, state or local law will be submitted to arbitration in the County and State of New York to the American Arbitration Association ("AAA") under its rules then prevailing for the type of claim in issue. The parties each hereby specifically submit to the personal jurisdiction of any federal or state court located in the County of St. Louis and the State of Missouri for any such action and further agree that service of process may be made within or without the State of Missouri by giving notice in the manner provided herein.

                  In any action or proceeding relating to this Agreement, the parties agree that no damages other than compensatory damages shall be sought or claimed by either party and each party waives any claim, right or entitlement to punitive, exemplary, statutory or consequential damages, or any other damages, and each relevant arbitration panel is specifically divested of any power to award any damages in the nature of punitive, exemplary, statutory or consequential damages, or any other damages of any kind or nature in excess of compensatory damages.

                  (l) FEES AND EXPENSES. In the event of a dispute by the Company or Executive as to the validity or enforceability of, or liability under, any provision of this Agreement and with respect to any claims arising in connection with Executive's employment with the Company, each party shall pay its own legal fees and expenses incurred in connection with such dispute or claim; provided, however, and notwithstanding the foregoing, in the event of a breach of this Agreement by the Company at any time after a Change of Control, whether or not litigation is commenced, then the Company shall pay to Executive, in addition to any damages incurred by Executive, the costs and expenses incurred by Executive in connection with any such breach (including, without limitation, all court costs and reasonable attorneys' fees and costs).


                  (m) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (n) HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Any reference to the Executive in the masculine gender herein is for convenience and is not intended to express any preference by the Company for executives of any gender.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                     ___________________________________________
                                     Ian R. Alexander
                                     Executive


                                     BRAND SERVICES, INC.


                                     By: _______________________________________
                                     Name: John M. Monter
                                     Title: Chairman of the Board of Directors